UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2008

RENEWAL FUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27592	22-1436279
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1818 North Farwell Avenue, Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip Code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 4, 2008, the Company’s management, after receiving written comments from the Staff of the Securities and Exchange Commission (the “SEC”) pertaining to the Company’s quarterly report on Form 10-QSB for the period ended June 30, 2007 regarding accounting comments received in connection with the FuelMeister acquisition, determined that its quarterly reports on Form 10-QSB for the period ended June 30, 2007 and for the period ended September 30, 2007 required.  Accordingly, the quarterly report on Form 10-QSB for the period ended June 30, 2007, filed with the SEC on August 16, 2007, and the quarterly report on Form 10-QSB for the period ended September 30, 2007, filed with the SEC on November 16, 2007, should no longer be relied upon.

The referenced quarterly reports were amended by quarterly reports on Form 10-QSB/A for such periods, filed with the SEC on April 8, 2008.

The Company’s management and its Board of Directors reached their conclusions in consultation and with the concurrence of the Company’s independent registered public accounting firm, Kingery & Crouse, PA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEWAL FUELS, INC.

Date: September 17, 2008	By:	/s/ Bryan M. Chance
Bryan M. Chance
Chief Executive Officer

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